Exhibit 10.9

                            NON-COMPETITION AGREEMENT


                  THIS AGREEMENT (the "Agreement"), made this 31st day of March, 1998, by and between Richard Rutta, an individual presently residing at 626 Taylor Avenue, Scranton, PA 18510 ("Employee"), and Diamond Triumph Auto Glass, Inc., a Delaware corporation ("Diamond"). As used herein, the term "Company" shall refer, individually and/or collectively, as applicable, to Diamond and its existing and future subsidiaries.

                  Green Equity Investors II, L.P. (the "Purchaser") would not consummate the transactions contemplated by the Second Amended and Restated Stock Purchase Agreement dated as of January 15, 1998 (the "Stock Purchase Agreement") by and among the Purchaser, the Company, Kenneth Levine, Richard Rutta and the other parties listed therein unless Employee delivers and complies with all of the terms of this Agreement;

                  NOW, THEREFORE, in order to induce Employee to consummate the transactions contemplated by the Stock Purchase Agreement, and in recognition and acknowledgement of the Company's need to protect its goodwill and other business interests and for other good and valuable consideration received by Employee, the parties hereto, each intending to be legally bound, hereby mutually covenant and agree as follows:

1.       NON-COMPETITION.

                  For  a  period  of  five  years  from  the  date  hereof  (the
         "Agreement Term"), Employee shall not, directly or indirectly, own, manage, operate, join, control, participate in, invest in or otherwise be connected or associated with, in any manner, including, without limitation, as an officer, director, employee, distributor, independent contractor, independent representative, partner, consultant, advisor, agent, proprietor, trustee or investor, any Competing Business located in any state or region (including foreign jurisdictions) where the Company conducts business or is considering doing business; provided, however, that ownership of 1% or less of the stock or other securities of a corporation, the stock of which is listed on a national securities exchange or is quoted on The Nasdaq Stock Market's National Market, shall not constitute a breach of this Section 1, so long as Employee does not in fact have the power to control, or direct the management of, or is not otherwise engaged in activities with, such corporation.

                  For purposes hereof, the term "Competing Business" shall mean any business or venture which is engaged, directly or indirectly, in
         (i) developing, manufacturing, marketing, selling and/or distributing (including wholesale distribution) of automobile or truck glass or windshields or other glass products utilized in vehicles; repairing, replacing or installing automobile or truck glass or windshields or other glass products utilized in vehicles; or selling or installing those kinds of automobile or truck accessories sold by the Company,
         (ii) any other business engaged in or actively being developed by the Company, or (iii) any other business which is substantially similar to the whole or any significant part of the business conducted by the Company.

2.       NO SOLICITATION.

                  During the Agreement Term, Employee shall not, directly or indirectly, including on behalf of, for the benefit of, or in conjunction with, any other person or entity, (i) solicit, assist, advise, influence, induce or otherwise encourage in any way, any employee of the Company to terminate its relationship with the Company for any reason, nor assist any person or entity in doing so, or employ, engage or otherwise contract with any employee or former employee of the Company in a Competing Business or any other business unless such former employee shall not have been employed by the Company for a period of at least one year, (ii) interfere in any manner with the relationship between any employee and the Company or (iii) contact, service or solicit any existing clients, customers or accounts of the Company on behalf of a Competing Business, either as an individual on his own account, as an investor, or as an officer, director, partner, joint venturer, consultant, employee, agent or salesman of any other person or entity.

3.       CONFIDENTIAL INFORMATION.

                  (a) "Confidential Information" shall mean confidential records and information, including, but not limited to, development, marketing, purchasing, organizational, strategic, financial, managerial, administrative, manufacturing, production, distribution and sales information, distribution methods, data, specifications and processes (including the Transferred Property as hereinafter defined) presently owned or at any time hereafter developed by the Company or its agents or consultants or used presently or at any time hereafter in the course of the business of the Company, that are not otherwise part of the public domain.

                  (b) Employee hereby sells, transfers and assigns to the Company, or to any person or entity designated by the Company, all of his entire right, title and interest in and to all inventions, ideas, methods, developments, disclosures and improvements (the "Inventions"), whether patented or unpatented, and copyrightable material, and all trademarks, trade names, all goodwill associated therewith and all federal and state registrations or applications thereof, made, adopted or conceived by solely or jointly, in whole or in part (collectively, the "Transferred Property"), prior to or during the Agreement Term which (i) relate to methods, apparatus, designs, products, processes or devices sold, leased, used or under construction or development by the Company or (ii) otherwise relate to or pertain to the business, products, services, functions or operations of the Company. Employee shall make adequate written records of all Inventions, which records shall be the Company's property and shall communicate promptly and disclose to the Company, in such form as the Company requests, all information, details and data pertaining to the aforementioned Inventions. Whether during the Agreement Term or thereafter, Employee shall execute and deliver to the Company such formal transfers and assignments and such other papers and documents as may be required of Employee to permit the Company, or any person or entity designated by the Company, to file and prosecute patent applications (including, but not limited to, patent applications and any other records, memoranda or instruments deemed necessary by the Company for the prosecution of a patent application or the acquisition of letters patent in the United States, foreign countries or otherwise) and, as to copyrightable material, to obtain copyrights thereon, and as to trademarks, to record the transfer of ownership of any federal or state registrations or applications.

                  (c) All such Confidential Information is considered secret and will be disclosed to Employee in confidence, and Employee acknowledges that, as a consequence of his employment and position with the Company, Employee may have access to and become acquainted with Confidential Information. Except in the performance of his duties as an employee of the Company, Employee shall not, during the Agreement Term and at all times thereafter, directly or indirectly for any reason whatsoever, disclose or use any such Confidential Information. All records, files, drawings, documents, equipment and other tangible items, wherever located, relating in any way to or containing Confidential Information, which Employee has prepared, used or encountered or shall in the future prepare, use or encounter, shall be and remain the Company's sole and exclusive property and shall be included in the Confidential Information. Upon termination of this Agreement, or whenever requested by the Company, Employee shall promptly deliver to the Company any and all of the Confidential Information and copies thereof, not previously delivered to the Company, that may be in the possession or under the control of Employee. The foregoing restrictions shall not apply to the use, divulgence, disclosure or grant of access to Confidential Information to the extent, but only to the extent, (i) expressly permitted or required pursuant to any other written agreement between Employee and the Company, (ii) such Confidential Information has been publicly disclosed (not due to a breach by Employee of his obligations hereunder, or by breach of any other person, of a fiduciary or confidential obligation to the Company) or (iii) Employee is required to disclose Confidential Information by or to any court of competent jurisdiction or any governmental or quasi-governmental agency, authority or instrumentality of competent jurisdiction, provided, however, that Employee shall, prior to any such disclosure, immediately notify the Company of such requirement and provided further, however, that the Company shall have the right, at its expense, to object to such disclosures and to seek confidential treatment of any Confidential Information to be so disclosed on such terms as it shall determine.

4.       ACKNOWLEDGEMENT; REMEDIES; SURVIVAL OF THIS AGREEMENT.

                  (a) Employee acknowledges that violation of any of the covenants and provisions set forth in this Agreement would cause the Company irreparable damage and agrees that the Company's remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, in the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, it is agreed that, in addition to the remedies at law or in equity, the Company shall be entitled, without the posting of a bond, to equitable relief in the form of specific performance, a temporary restraining order, temporary or permanent injunction, or any other equitable remedy which may then be available for the purposes of restraining Employee from any actual or threatened breach of such covenants. Without limiting the generality of the foregoing, if Employee breaches or threatens to breach Sections 1, 2, or 3 hereof, such breach or threatened breach will entitle the Company to enjoin Employee from disclosing any Confidential Information to any Competing Business, to enjoin any

         Competing Business from retaining Employee or using any such Confidential Information, to enjoin Employee from engaging in any activities prohibited by Section 2 hereof and/or to enjoin Employee from rendering personal services to or in connection with any Competing Business. The rights and remedies of the parties hereto are cumulative and shall not be exclusive, and each such party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

                  (b) The provisions of this Agreement shall survive the termination of Employee's employment with Diamond.

5.       NOTICES.

                  Any notice, request, consent or approval required or permitted to be given under this Agreement or pursuant to law shall be sufficient if in writing, and if and when sent by certified or registered mail, return receipt requested, with postage prepaid, or by a nationally recognized overnight courier service to Employee's residence (as reflected in the Company's records or as otherwise designated by Employee on thirty (30) days' prior written notice to the Company) or to the Company's principal executive office, attention: President (with copies to the General Counsel), as the case may be. All such notices, requests, consents and approvals shall be effective upon being deposited in the United States mail or upon delivery to such overnight courier service. Rejection or other refusal to accept, or the inability to deliver because of changed address of which no notice was given as provided herein, shall be deemed to be receipt of the notice, request, consent or approval sent.

6. NON-WAIVER.

                  Neither any course of dealing nor any failure or neglect of either party hereto in any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance. All waivers by either party hereto must be contained in a written instrument signed by the party to be charged and, in the case of the Company, by its duly authorized officer.

7.       ASSIGNMENT.

                  This Agreement shall inure to the benefit of and be enforceable by, and may be assigned by the Company to, any existing or future subsidiary or affiliate of the Company, any purchaser of all or substantially all of the Company's business or assets, any successor to the Company or any assignee thereof (whether direct or indirect, by purchase, merger, consolidation or otherwise). This Agreement may not be assigned by Employee.

8.       ENTIRE AGREEMENT.

                  This Agreement together with the Employment Agreement entered into between Employee and the Company, the Stock Purchase Agreement, and the agreements entered into in connection therewith contain the entire agreement of the parties relating to the subject matter hereof and supersede all prior agreements and understandings between them.

9.       SEVERABILITY; REASONABLENESS OF AGREEMENT.

                  If any term, provision or covenant of this Agreement or part thereof, or the application thereof to any person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision or covenant shall remain in full force and effect, and any such invalid, unenforceable or void term, provision or covenant shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend and limit any such term, provision or covenant, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful. In this regard, Employee understands that the provisions of Sections 1, 2, 3, and 4 may limit his ability to earn a livelihood in a business similar or related to the business of the Company, but nevertheless agrees and acknowledges that (i) the provisions of Sections 1, 2, 3 and 4 hereof are reasonable and necessary for the protection of the Company, and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of the Company; (ii) such provisions contain reasonable limitations as to the time and the scope of activity to be restrained; and (iii) the consideration provided under the Stock Purchase Agreement is sufficient to compensate Employee for the restrictions contained in Sections 1, 2, 3 and 4 hereof. In consideration of the foregoing and in light of Employee's education, skills and abilities, Employee agrees that all defenses by Employee to the strict enforcement of such provisions are hereby waived by Employee.

10.      HEADINGS.

                  The headings of the sections of this Agreement are provided for convenience only and are intended to have no effect in construing or interpreting this Agreement.

11.      GOVERNING LAW.

                  This Agreement, including the validity, interpretation, construction and performance of this Agreement, shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law. All actions and proceedings relating directly or indirectly to this Agreement shall be litigated in any state court or federal court located in New York, New York. The parties hereto expressly consent to the jurisdiction of any such court and to venue therein and consent to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint therein directed to Employee or the Company at the address as provided in Section 5 hereof.

12.      AMENDMENT.

                  This Agreement may be amended only by a writing which makes express reference to this Agreement as the subject of such amendment and which is signed by Employee and, on behalf of the Company, by its duly authorized officer.

13.      COSTS AND EXPENSES.

                  Each party shall pay all of its own costs and expenses, including reasonable legal fees, in connection with the execution, delivery, performance and compliance with this Agreement by such party. If an action or proceeding is commenced by a party to enforce or interpret any provision of this Agreement, the non-prevailing party shall promptly reimburse the prevailing party for the prevailing party's reasonable costs and expenses of such action or proceeding, including reasonable attorneys' fees.

14.      COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts, all of which together shall be deemed one original.


             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized and Employee has duly executed this Agreement, all as of the date and year first written above.


DIAMOND TRIUMPH AUTO GLASS, INC.


By: /s/ Kenneth Levine                               /s/ Richard Rutta
   -------------------------                         --------------------------
   Name:  Kenneth Levine                                 Richard Rutta
   Title: Co-Chairman & Co-Chief
          Executive Officer